                                                                     EXHIBIT 4.1

      COMMON STOCK                                          COMMON STOCK

INCORPORATED UNDER THE LAWS                                SEE REVERSE FOR
         OF THE                     [LOGO]               CERTAIN DEFINITIONS
   STATE OF DELAWARE                                   AND CERTAIN RESTRICTIONS
                                                           ON OWNERSHIP AND
                                                       TRANSFERABILITY OF SHARES

                                                                SHARES

                       HARBORSIDE HEALTHCARE CORPORATION

THIS CERTIFIES THAT                                        CUSIP 411614 10 0





is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 EACH,
OF


Harborside Healthcare Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned.

    This certificate and the shares represented hereby are subject to the laws of the State of Delaware and the Certificate of Incorporation and By-Laws of the Corporation as now or hereafter amended.

    This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

Dated

Countersigned and Registered:
   AMERICAN STOCK TRANSFER & TRUST COMPANY
                  (New York)          Transfer Agent
By                                     and Registrar



                              /s/ William H. Stephan     /s/ Stephen L. Guillard

     Authorized Signature            TREASURER                   PRESIDENT

                       HARBORSIDE HEALTHCARE CORPORATION


  THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

  KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common

UNIF GIFT MIN ACT - ______ Custodian _______
                    (Cust)           (Minor)
                  under Uniform Gifts to Minors

                    Act____________
                         (State)


UNIF TRAN MIN ACT - ______ Custodian _______
                    (Cust)           (Minor)
                under Uniform Transfers to Minors

                    Act____________
                         (State)

    Additional abbreviations may also be used though not in the above list.


For value received, ______________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

 [ ][ ][ ][ ][ ][ ][ ][ ][ ]


- --------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- ----------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________

_______________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:__________________________


                          ______________________________________________________
                          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




Signature(s) Guaranteed:________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.


                           AMERICAN BANKNOTE COMPANY
                              680 BLAIR MILL ROAD
                               HORSHAM, PA 19044
                                 215-657-3480
                    SALES PERSON    DAN BURNS 617-449-3500

                /home/seibert/inprogress/home12/harborside43843




                PRODUCTION COORDINATOR DEE FERTIG 215-830-2196
                              PROOF OF MAY 6, 1996
                             HARBORSIDE HEALTHCARE
                                   H43843bk2

              Opr.                 js                         NEW



                            /net/banknote/home41/H